Operating costs	12 Months Ended
Dec. 31, 2023
Operating costs
Operating costs

17. Operating costs

	2023	2022	2021
Staff costs (note 18)	5,376,859	7,053,102	4,737,138
Depreciation (notes 8/9)	305,952	323,144	347,613
External research and development costs	2,748,422	10,029,786	9,014,083
Laboratory consumables	331,279	319,305	295,377
Patent maintenance and registration costs	370,132	318,194	266,043
Professional fees	1,163,839	1,424,333	1,379,734
Short term leases	35,567	47,283	37,512
D&O insurance	628,595	1,591,231	1,591,882
Other operating costs	967,723	858,788	989,840
Total operating costs	11,928,368	21,965,166	18,659,222

The evolution of the total operating costs is mainly driven by external research and development expenses, staff costs, D&O insurance, professional fees and other operating costs.

During the year ended December 31, 2023, total operating costs decreased by CHF 10.0 million compared to the year ended December 31, 2022, primarily due to decreased dipraglurant related external research and development activities for CHF 7.3 million. During the same period, staff costs decreased by CHF 1.7 million primarily due to lower share-based service costs (note 18) and reduced D&O insurance for CHF 1.0 million.

During the year ended December 31, 2022, total operating costs increased by CHF 3.3 million compared to the year ended December 31, 2021, primarily due to increased staff costs for CHF 2.3 million mainly due to higher share-based compensation costs. During the same period, the external research and development costs increased by CHF 1.0 million primarily due to dipraglurant clinical development activities for CHF 0.4 million and discovery activities for CHF 0.6 million.